Exhibit 99.1

DRONE AVIATION HOLDING CORP. (OTCQB: DRNE ) Investor Presentation January 2019

F ORWARD - L OOKING S TATEMENT Certain information and statements in this presentation constitute forward - looking statements . Words such as forecast, project, intend, expect, should, would, could, may, will, anticipates, believes, plans and other similar expressions and all statements which are not historical facts are considered forward - looking statements or information . These statements are based on DRNE’s current expectations, estimates, forecasts and projections about, among other things, the development and capabilities of its products, the operating environment, economies and markets in which the Company and its subsidiaries operate . These forward - looking statements involve and are subject to important known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict, any of which could cause the Company to not achieve some or all of its goals or the Company's previously reported actual results and performance (finance or operating) to change or differ from future results, performance (financing and operating) or achievements, including those expressed or implied by such forward - looking statements . For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10 - K, the Quarterly Reports on Form 10 - Q and the other securities filings of the Company with the SEC . The Company assumes no, and hereby disclaims any, intention or obligation to update or revise any forward - looking statements contained in this presentation, whether as a result of new information, future events or otherwise . 1

▪ Developer of specialized, tethered aerial monitoring and communications platforms serving commercial and governmental customers, including Department of Defense and Department of Homeland Security ▪ Executive team led by Jay H . Nussbaum, Chairman and CEO with over 40 years' experience in government technology sales and management gained at Xerox, Oracle and Agilex I NTRODUCTION TO D RONE A VIATION (DRNE) 2

Massive Aerostats Free Flying Drones ▪ Very Expensive ($ Tens of Millions) ▪ Complex install and Operations ▪ Large Support Staff ▪ Stationary, Not Mobile or Agile ▪ Weather Sensitive ▪ Cheap ($ Hundreds) ▪ Short Flight Time (minutes) ▪ Small Payload ▪ Unrestrained Flight GAP Our Patented Tether System – a ‘smart leash’ that provides persistent , reliable control, power and communications ▪ 10 + years of experience and proprietary technology powers our “Armored” tether ▪ Tether - based systems provides FAA compliance and benefits for military, border and law enforcement operations for stationary and mobile applications WASP M ARKET T RANSFORMATION 3

Flagship Product - WASP

Enabling Cost Effective Communications and Real-Time Situational Awareness - Mobile, Persistent, Silent

- **WASP Tactical Aerostat**
  - A highly mobile, tactical aerostat system for week long durations on single load
  - Unique, simple to use, requires only two operators and supports a variety of payloads including 40km range communications, 10km ISR and SIGINT
  - +10 years of testing and operations yields Multi-mission Capabilities at the Edge
- **WASP Lite**
  - A compact, non-trailer based, cost effective aerostat system
  - Highly mobile, designed to be setup and deployed virtually anywhere from the bed of pickup to a rooftop while anchored or moored
  - Supports a wide range of lighter payloads: ISR, communications, SIGINT

Products Built on Proprietary Tether Hardware, Software and Systems Technology and Expertise






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WASP Aerostat System Description







Technical Description

- Envelope Diameter: 15-22 feet
- Lifting Gas: Helium (non-flammable)
- Payload Lift Capability: 20-130lbs.
- Flight Altitude: Up to 1,500 feet AGL
- Operational Cycle: Persistent (subject to weather)
- Rapid deflation device (RDD) for emergency recovery
- HMMWV / Truck deployed, days - weeks long duration

Current Status

- Successfully operated for thousands of hours at U.S. training facilities and OCONUS
- Working with DoD enhancing persistent ISR and communications capabilities
- Upgrades in progress to enable enhanced mission flexibility
- $1.7M WASP System delivery Q4 2018

Operational Description

Provides communications range extension beyond what normal tactical relay antennas can provide

- Highly Mobile / rapidly-configurable
- Deploy, launch and operate in remote / austere locations
- 10X the height of the tallest U.S. Army tower system
- Supports a variety of payloads to include communications, ISR and SIGINT

DRONE AVIATION CORP

WASP Lite Aerostat System Description







Technical Description

- Envelope Diameter: 13-17 feet
- Lifting Gas: Helium (non-flammable)
- Payload Lift Capability: 15-35lbs.
- Flight Altitude: Up to 500 feet AGL
- Operational Cycle: Persistent (subject to weather)
- Includes Flight Termination System (FTS)
- Non-trailer based, UTV, building rooftop-mounted – 36+ hours duration

Current Status

- Engaged in flight testing and operational training with DoD customer
- Working with customers to demonstrate rapidly deployable, highly mobile, persistent ISR and communications capabilities
- ISR and Comms upgrades in progress to enable enhanced mission flexibility

Operational Description

Compact, highly mobile situational awareness

- Mobile, move while deployed or moored, up to 40mph
- Flexible aerostat design, allows for many types of payloads (ISR, Comms, SIGINT)
- Single operator (weather permitting) with 20 minute setup
- Silent operation

DRONE AVIATION CORP

Tethered Drones Description





WATT Tethered Drones

- The WATT provides single operator setup and operations in under 10 minutes
- Long persistence, flight times 8+hours to days
- Power & IP communications up tether allow for secure link
- Multi-Mission payload availability
- Full Integration with MGRS map systems for target location

FUSE Tether Kit

- Powers the world's most popular enterprise-level DJI M200 drone for virtually unlimited flight time
- No Need to Replace Batteries
- Automatic "Smart" Tether Management System
- Flight Altitude: Up to 200 feet AGL
- Operates from 110v shore or Honda 2000i generator
- Onboard battery backup for safe landing in emergency operations

DRONE AVIATION CORP

K EY P ARTNERS & C USTOMERS

F OCUSED ON C ORE M ARKETS – G OING L IVE ▪ Defense / Military – Extending battlefield communications at the tactical edge, on - the - move – Systems deployed to provide mobile communications range extension and situational awareness – Proven product performance drives repeat WASP purchases by Army units ▪ Homeland Security – Mobile, persistent, cost - effective, silent aerial solutions for day/night protection and monitoring of borders – Tested and evaluated multiple WASP persistent aerial platforms 5

C ORPORATE TRANSFORMATION ▪ Re - Structured the Company + $ 12 M in new equity capital, cleaned cap table, no preferred stock OS, no convertible debt, no ratchet warrants, retained key legal and audit experts, built Board of SMEs in key markets ▪ Jay H . Nussbaum, Chairman, CEO & Investor Over 40 years in government and technology sales and management ▪ Dan Erdberg, President Over 20 years' experience in the technology and capital markets ▪ Kevin M . Hess, Co - Founder and Chief Technology Officer Co - founder and lead inventor and technology architect for over 30 years ▪ Reginald Brown, Chief of Staff More than 35 years in sales, management, information technology business consulting ▪ David V . Aguilar, Director Former Commissioner of U . S . Customs and Border Protection ▪ John E . Miller, Lieutenant General, US Army (Retired), Director Former Commander of TRADOC the US Army and President at L - 3 Corporation ▪ Tim Hoechst, Director 30 years in Government Information Technology (IT), senior leadership, technical strategy ▪ Robert Guerra, Director 50 - year career includes senior executive management serving the Federal Government 6

Recent Developments

- **Federal and Commercial Sales Momentum**
  - DRNE Completes Training U.S. Army Unit on Next Gen $1.7M WASP – Jan 2019
  - DRNE Increases Production Capacity Through a New Partnership with an Established ISO 9001-certified Contract Manufacturer & Planned Expansion of Operations in Florida – Jan 2019
  - DRNE Selected by Prime Contractor for Exclusive Relationship; Initial $3.8 Million Award - Jan 2019
  - Secured Initial $2 Million Common Stock Private Placement – Jan 2019
  - DRNE Eliminates Over 70% of Existing Debt, Supporting Planned Growth - Dec 2018
  - SAP NS2 Collaborates with Drone Aviation to Integrate Distributed Drone-Based Video into its Software Security Platform - Oct 2018
  - DRNE Delivers $1.7 Million WASP Tactical Aerostat Contract for U.S. DoD - Oct 2018
  - DRNE Delivers $800K Enhanced WASP Aerostat Contract to U.S. DoD - Feb 2018

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2019 F OCUS A REAS ▪ Expand Wedges into Defense and Homeland Customers ― Continue to collaborate with the Army on WASP development bringing new capabilities to the solider ― Capitalize on opportunities created by challenges facing Homeland Security that demand persistent situational awareness 8 ▪ Scale Our Manufacturing ― Partner with facilities, expand Florida operations, build key personnel, to meet demand of current, new and future customers ― Continue to recruit subject matter expertise – system integration, R&D, data analytics, government contracting ▪ Integration of Managed Services Solution ― Integrate managed services business model with the potential to produce recurring, predictable revenue ▪ Integration of Big Data Analytics Solution ― Create turnkey offering with real - time cloud computing, machine learning and Artificial Intelligence by forming and deepening relationships with key technology leaders serving the Federal Government and DoD

I NVESTMENT S UMMARY ▪ Precipitous transformation resulting from converging factors ▪ Focus on serving critical national security and defense markets ▪ Over $ 12M invested through private placement to accredited investors ▪ 10+ years of innovation in product and technology beginning to drive sales momentum through new awards and repeat orders anchored by $3.8 million contract in January 2019 and recent $1.7M Army delivery in Q4 2018. ▪ Self - funded with clean capital structure, insiders investing ▪ Capital market strategy includes National Market listing and key partnerships 9

C OMPANY M ETRICS ** Excludes outstanding $2M revolving line of credit Drone Aviation Holdings Corporation (OTCQB: DRNE) Stock Price (1/18/19) : $0.83 52 Week Range: $0.36 - $1.23 Market Capitalization: $19.6 M Shares Outstanding*: 23.6 M Inside Ownership: 84.0% Convertible Debt**: $0 * As of January 14, 2019 Headquarters – Jacksonville, FL Number of Fulltime Employees – 15 Excluding part - time and contractors Website - www.droneaviationcorp.com 10

Company Contact Dan Erdberg, President DRONE AVIATION (DRNE) derdberg@droneaviationcorp.com Investor Relations Bret Shapiro CORE IR Tel: 561.479.8566 brets@coreir.com Investor Relations Steve Gersten Director, Investor Relations Tel: 813. 334.9745 investors@Droneaviationcorp.com